T. Rowe Price Emerging Europe Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2022, as supplemented

Effective Monday, May 9, 2022, the T. Rowe Price Emerging Europe Fund will close to new investors. Accordingly, the summary and statutory prospectus are supplemented as follows:

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Purchase and Sale of Fund Shares” is supplemented as follows:

Effective at the close of the New York Stock Exchange on Monday, May 9, 2022, the fund will close to new investors and new accounts, subject to certain exceptions. Investors who already hold shares of the fund at the close of business on Monday, May 9, 2022, may continue to purchase additional shares. -End of Supplement Text----

Section 2 of the Prospectus is supplemented as follows:

CLOSED TO NEW INVESTORS

The fund is currently closed to new accounts other than investors whose accounts meet any of the following criteria:

• Participants in an employer-sponsored retirement plan where the fund already serves as an investment option;

• Direct rollovers from an employer-sponsored retirement plan to a new T. Rowe Price IRA;

• Accounts held directly with T. Rowe Price that qualify through participation in certain T. Rowe Price programs;

• T. Rowe Price multi-asset products (such as funds-of-funds);

• Discretionary accounts managed by T. Rowe Price or one of its affiliates; or

• Wrap, asset allocation, and other advisory programs, if permitted by T. Rowe Price.

Shareholders with existing accounts may make additional investments and reinvest dividends and capital gains so long as they own shares of the fund in their account. Shareholders who own the fund through an intermediary should check with the financial intermediary to confirm eligibility to continue purchasing shares of the fund.

The fund’s closed status does not restrict existing shareholders from redeeming shares of the fund. However, any shareholders who redeem all fund shares in their account would generally not be permitted to re-establish the account and purchase shares unless they meet one of the above criteria. Transferring ownership to another party or changing an account registration may restrict the ability to purchase additional shares. In addition, the fund’s closed status does not restrict an existing investor’s ability to convert from one share class of the fund to another, provided the shareholder meets the eligibility criteria for the other share class.

The fund reserves the right, when T. Rowe Price determines that it is not adverse to the fund’s interests, to permit certain investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without prior notice.

The date of this supplement is April 18, 2022.

F131-042 4/18/22